Exhibit 1a.15b

CONFIDENTIAL

ADVANCED PREDICTIVE ANALYTICS HOLDINGS, INC

Regulation A Disqualification Event Questionnaire

DATE:	Dec 8, 2015

NAME:	Henry F Gurley

This Questionnaire is being furnished to you to obtain information in connection with an offering (the “Offering”) of securities by ADVANCED PREDICTIVE ANALYTICS HOLDINGS, INC., (the “Issuer”), under Regulation A of the Securities Act of 1933 (the “Securities Act”). As used in this Questionnaire, “you” also refers to any entity on whose behalf you are completing this Questionnaire.

Important Note: Please answer every question. If the Issuer has completed any portion of the Questionnaire on your behalf, please confirm the accuracy of that information.

If your answer to a question is “Yes,” please provide details in the space provided for an explanation. Unless otherwise stated, your answers should be given as of the date you sign the Questionnaire. Please note that certain questions are necessarily broad in scope, so if you have any doubt about whether to include something in your response, please err on the side of over-inclusion. The Issuer may have additional follow-up questions for you in connection with the Offering.

Once you have completed the Questionnaire, please sign it to indicate: (i) your consent to the Issuer’s reliance on the information you provided in this Questionnaire; (ii) your acknowledgement that the Securities and Exchange Commission (the “SEC”) may require the Issuer to disclose the information you provided in this Questionnaire in public filings with the SEC, and your consent to such public disclosure; (iii) your agreement to promptly notify the Issuer of any changes in the information you provided in the Questionnaire occurring after the date you sign this Questionnaire; and (iv) your confirmation that the information you provided in the Questionnaire is true and correct, to the best of your knowledge and belief after a reasonable investigation, as of the date you sign the Questionnaire.

Please complete the Questionnaire and return it by_______________. Please return the completed Questionnaire to the Issuer’s Chief Executive Officer, George Pursglove by email to transmkt@bellsouth.net. If you have any questions about the Questionnaire, please call George Pursglove at (954) 803-5191.

THE EXISTENCE AND CONTENTS OF THIS QUESTIONNAIRE, AS WELL AS YOUR ANSWERS AND ALL NOTES AND DRAFTS PREPARED BY YOU, ARE CONSIDERED EXTREMELY CONFIDENTIAL AND PROPRIETARY BY THE ISSUER AND SHOULD BE TREATED ACCORDINGLY.

This Questionnaire must be completed by the following persons:

•	The Issuer.
•	Any predecessor of the Issuer.
•	Any “affiliated issuer.”[1]
•	Any director, executive officer,[2] other officer participating in the Offering, general partner or managing member of the Issuer.
•	Any beneficial owner of 20% or more of the Issuer’s outstanding voting equity securities, calculated on the basis of voting power.[3]
•	Any promoter[4] connected with the Issuer in any capacity at the time:
o	the Issuer first publicly files its offering statement (the “Offering Statement”) for the Offering with the SEC;
o	of any offer by the Issuer after the Offering Statement has been qualified by the SEC; or
o	of any sale of securities in the Offering.
•	Any person that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of securities (each, a “compensated solicitor”), including any underwriters or placement agents for the Offering.
•	Any general partner or managing member of any compensated solicitor.
•	Any director, executive officer or other officer participating in the Offering of any:
o	compensated solicitor; or
o	general partner or managing member of any compensated solicitor

(1)  The term affiliated issuer means any affiliate (any person or entity that directly or indirectly controls, is controlled by, or is under common control with, the Issuer) that is issuing securities in the Offering.

(2)  The term executive officer includes the Issuer’s president, any vice president in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy making function, and any other person who performs similar policy making functions for the Issuer, including executive officers of an affiliate of the Issuer if such executive officers perform policy making functions for the Issuer.

(3)  The term voting equity securities includes only those voting equity securities which, by their terms, currently entitle the holder to vote for the election of directors of the Issuer, irrespective of the existence of control or significant influence over the Issuer by the holder.

(4)  The term promoter includes any person who:

(i)  acting alone or in conjunction with one or more other persons, directly or indirectly takes initiative in founding and organizing the business or enterprise of the Issuer; or

(ii)  in connection with the founding and organizing of the business or enterprise of the Issuer, directly or indirectly receives in consideration of services or property, or both services and property, 10 percent or more of any class of securities of the Issuer or 10 percent or more of the proceeds from the sale of any class of such securities. However, a person who receives such securities or proceeds either solely as underwriting commissions or solely in consideration of property shall not be deemed a promoter for these purposes if such person does not otherwise take part in founding and organizing the enterprise.

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1.	Name, Address, Telephone Number and Email

Your full name: Henry F Gurley 3rd

Please provide all previous, assumed or fictitious names or aliases:

Business Address:		Home Address:
4640 Admiralty way		4143 VIA Marina #1320
#423		Marina Del Rey CA 90292
Marina Del Rey CA 90292
Business Telephone:	(310) 230-5666	Home Telephone:	310 437-0562
Email Address:	jaygurley@asmxcapital.com

2.	Within ten (10) years of the date of this filing ____________, have you been convicted of any felony or misdemeanor:

•	in connection with the purchase or sale of any security;
•	involving the making of any false filing with the SEC; or
•	arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment advisor or paid solicitor of purchasers of securities?

In the case of the Issuer, its predecessors and any affiliated issuers, have you been convicted of any felony or misdemeanor described above within five (5) years of the date of this filing ________________?

Yes. If yes, please explain:

No.

3.	Are you subject to any order, judgment or decree of any court of competent jurisdiction, entered within five (5) years of the date of this filing ________________, that, on the date hereof, restrains or enjoins (or restrained or enjoined) you from engaging or continuing to engage in any conduct or practice:

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•	in connection with the purchase or sale of any security;
•	involving the making of any false filing with the SEC; or
•	arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities?

Yes. If yes, please explain:

No.

4.	Are you subject to a final order of a state securities commission (or an agency or officer of a state performing like functions); a state authority that supervises or examines banks, savings associations, or credit unions; a state insurance commission (or an agency or officer of a state performing like functions); an appropriate federal banking agency; the Commodity Futures Trading Commission; or the National Credit Union Administration that:

•	on the date hereof, bars you from:
•	association with an entity regulated by such commission, authority, agency or officer;
•	engaging in the business of securities, insurance or banking; or
•	engaging in savings association or credit union activities; or
•	constitutes a final order, entered within ten (10) years of the date of this filing __________________, that is based on a violation of any law or regulation that prohibits fraudulent, manipulative, or deceptive conduct?

A “final order” is a written directive or declaratory statement issued by any of the regulators listed in this Question 4 under applicable statutory authority that provides for notice and an opportunity for a hearing, which constitutes a final disposition or action by that regulator.

Yes. If yes, please explain:

No.

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5.	Are you subject to an order of the SEC entered pursuant to Section 15(b) or 15B(c) of the Securities Exchange Act of 1934 (the “Exchange Act”) or Section 203(e) or 203(f) of the Investment Advisers Act of 1940 (the “Advisers Act”) that, on the date hereof:

•	suspends or revokes your registration as a broker, dealer, municipal securities dealer or investment adviser;
•	places limitations on your activities, functions or operations; or
•	bars you from being associated with any entity or from participating in the offering of any penny stock?

Yes. If yes, please explain:

No.

6.	Are you subject to any order of the SEC, entered within five (5) years of the date of this filing _________, that, on the date hereof, orders you to cease and desist from committing or causing a violation of or a future violation of:

•	any scienter-based anti-fraud provision of the federal securities laws, including, but not limited to, Section 17(a)(1) of the Securities Act, Section 10(b) of the Exchange Act and Rule 10b-5 thereunder, Section 15(c)(1) of the Exchange Act, and Section 206(1) of the Advisers Act or any other rule or regulation thereunder; or
•	Section 5 of the Securities Act.

Yes. If yes, please explain:

No.

7.	Have you been suspended or expelled from membership in, or suspended or barred from association with a member of, a securities self-regulatory organization (e.g., a registered national securities exchange or a registered national or affiliated securities association) for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade?

Yes. If yes, please explain:

No.

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8.	Have you filed (as a registrant or issuer) or were you, or were you named as, an underwriter in, any registration statement or offering statement filed with the SEC that, within five (5) years of the date ____________________, was the subject of a refusal order, stop order, or order suspending the Regulation A exemption, or are you, on the date hereof, the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued?

Yes. If yes, please explain:

No.

9.	Are you subject to a United States Postal Service false representation order entered within five (5) years of the date of this filing______________, or are you, on the date hereof, subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the United States Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations?

Yes. If yes, please explain:

No.

[Signature Page Follows]

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If any information furnished by me in this Questionnaire becomes inaccurate, incomplete or otherwise changes after the date hereof, I will promptly advise the Issuer to that effect and furnish any supplementary information that may be appropriate as a result of any developments, including the passage of time and any new relationships that may develop in the future.

The foregoing answers are correctly and fully stated to the best of my knowledge, information and belief after a reasonable investigation.

12/8/15	/s/ Henry F Gurley 3rd
Date	Signature

Henry F Gurley 3rd
Print Name

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CONFIDENTIAL

ADVANCED PREDICTIVE ANALYTICS HOLDINGS, INC

Regulation A Disqualification Event Questionnaire

DATE:	12/8/15

NAME:	David Dobkin

This Questionnaire is being furnished to you to obtain information in connection with an offering (the “Offering”) of securities by ADVANCED PREDICTIVE ANALYTICS HOLDINGS, INC., (the “Issuer”), under Regulation A of the Securities Act of 1933 (the “Securities Act”). As used in this Questionnaire, “you” also refers to any entity on whose behalf you are completing this Questionnaire.

Important Note: Please answer every question. If the Issuer has completed any portion of the Questionnaire on your behalf, please confirm the accuracy of that information.

If your answer to a question is “Yes,” please provide details in the space provided for an explanation. Unless otherwise stated, your answers should be given as of the date you sign the Questionnaire. Please note that certain questions are necessarily broad in scope, so if you have any doubt about whether to include something in your response, please err on the side of over-inclusion. The Issuer may have additional follow-up questions for you in connection with the Offering.

Once you have completed the Questionnaire, please sign it to indicate: (i) your consent to the Issuer’s reliance on the information you provided in this Questionnaire; (ii) your acknowledgement that the Securities and Exchange Commission (the “SEC”) may require the Issuer to disclose the information you provided in this Questionnaire in public filings with the SEC, and your consent to such public disclosure; (iii) your agreement to promptly notify the Issuer of any changes in the information you provided in the Questionnaire occurring after the date you sign this Questionnaire; and (iv) your confirmation that the information you provided in the Questionnaire is true and correct, to the best of your knowledge and belief after a reasonable investigation, as of the date you sign the Questionnaire.

Please complete the Questionnaire and return it by ________________. Please return the completed Questionnaire to the Issuer’s Chief Executive Officer, George Pursglove by email to transmkt@bellsouth.net. If you have any questions about the Questionnaire, please call George Pursglove at (954) 803-5191.

THE EXISTENCE AND CONTENTS OF THIS QUESTIONNAIRE, AS WELL AS YOUR ANSWERS AND ALL NOTES AND DRAFTS PREPARED BY YOU, ARE CONSIDERED EXTREMELY CONFIDENTIAL AND PROPRIETARY BY THE ISSUER AND SHOULD BE TREATED ACCORDINGLY.

This Questionnaire must be completed by the following persons:

•	The Issuer.
•	Any predecessor of the Issuer.
•	Any “affiliated issuer.”[1]
•	Any director, executive officer,[2] other officer participating in the Offering, general partner or managing member of the Issuer.
•	Any beneficial owner of 20% or more of the Issuer’s outstanding voting equity securities, calculated on the basis of voting power.[3]
•	Any promoter[4] connected with the Issuer in any capacity at the time:
o	the Issuer first publicly files its offering statement (the “Offering Statement”) for the Offering with the SEC;
o	of any offer by the Issuer after the Offering Statement has been qualified by the SEC; or
o	of any sale of securities in the Offering.
•	Any person that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of securities (each, a “compensated solicitor”), including any underwriters or placement agents for the Offering.
•	Any general partner or managing member of any compensated solicitor.
•	Any director, executive officer or other officer participating in the Offering of any:
o	compensated solicitor; or
o	general partner or managing member of any compensated solicitor.

(1)  The term affiliated issuer means any affiliate (any person or entity that directly or indirectly controls, is controlled by, or is under common control with, the Issuer) that is issuing securities in the Offering.

(2)  The term executive officer includes the Issuer’s president, any vice president in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy making function, and any other person who performs similar policy making functions for the Issuer, including executive officers of an affiliate of the Issuer if such executive officers perform policy making functions for the Issuer.

(3)  The term voting equity securities includes only those voting equity securities which, by their terms, currently entitle the holder to vote for the election of directors of the Issuer, irrespective of the existence of control or significant influence over the Issuer by the holder.

(4)  The term promoter includes any person who:

(i)  acting alone or in conjunction with one or more other persons, directly or indirectly takes initiative in founding and organizing the business or enterprise of the Issuer; or

(ii)  in connection with the founding and organizing of the business or enterprise of the Issuer, directly or indirectly receives in consideration of services or property, or both services and property, 10 percent or more of any class of securities of the Issuer or 10 percent or more of the proceeds from the sale of any class of such securities. However, a person who receives such securities or proceeds either solely as underwriting commissions or solely in consideration of property shall not be deemed a promoter for these purposes if such person docs not otherwise take part in founding and organizing the enterprise.

2

1.	Name, Address, Telephone Number and Email \

Your full name: David Albert Dobkin

Please provide all previous, assumed or fictitious names or aliases:

Business Address:		Home Address:
4640 Admiralty way		611 Huntley Dr.
Suite 423		West Hollywood CA90069
Marina Del Rey CA 90292
Business Telephone:	(310) 230 5377	Home Telephone:	(917) 667 6612
Email Address:	david dobkin@asmycapial.com

2.	Within ten (10) years of the date of this filing _________________, have you been convicted of any felony or misdemeanor:

•	in connection with the purchase or sale of any security; No
•	involving the making of any false filing with the SEC; or No
•	arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment advisor or paid solicitor of purchasers of securities? No

In the case of the Issuer, its predecessors and any affiliated issuers, have you been convicted of any felony or misdemeanor described above within five (5) years of the date of this filing ______________?

Yes. If yes, please explain:

No.

3.	Are you subject to any order, judgment or decree of any court of competent jurisdiction, entered within five (5) years of the date of this filing ______________, that, on the date hereof, restrains or enjoins (or restrained or enjoined) you from engaging or continuing to engage in any conduct or practice:

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•	in connection with the purchase or sale of any security;
•	involving the making of any false filing with the SEC; or
•	arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities?

Yes. If yes, please explain:

No.

4.	Are you subject to a final order of a state securities commission (or an agency or officer of a state performing like functions); a state authority that supervises or examines banks, savings associations, or credit unions; a state insurance commission (or an agency or officer of a state performing like functions); an appropriate federal banking agency; the Commodity Futures Trading Commission; or the National Credit Union Administration that:

•	on the date hereof, bars you from:
•	association with an entity regulated by such commission, authority, agency or officer;
•	engaging in the business of securities, insurance or banking; or
•	engaging in savings association or credit union activities; or
•	constitutes a final order, entered within ten (10) years of the date of this filing ______________________, that is based on a violation of any law or regulation that prohibits fraudulent, manipulative, or deceptive conduct?

A “final order” is a written directive or declaratory statement issued by any of the regulators listed in this Question 4 under applicable statutory authority that provides for notice and an opportunity for a hearing, which constitutes a final disposition or action by that regulator.

Yes. If yes, please explain:

No.

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5.	Are you subject to an order of the SEC entered pursuant to Section 15(b) or 15B(c) of the Securities Exchange Act of 1934 (the “Exchange Act”) or Section 203(e) or 203(f) of the Investment Advisers Act of 1940 (the “Advisers Act”) that, on the date hereof:

•	suspends or revokes your registration as a broker, dealer, municipal securities dealer or investment adviser;
•	places limitations on your activities, functions or operations; or
•	bars you from being associated with any entity or from participating in the offering of any penny stock?

Yes. If yes, please explain:

No.

6.	Are you subject to any order of the SEC, entered within five (5) years of the date of this filing ________________, that, on the date hereof, orders you to cease and desist from committing or causing a violation of or a future violation of:

•	any scienter-based anti-fraud provision of the federal securities laws, including, but not limited to, Section 17(a)(1) of the Securities Act, Section 10(b) of the Exchange Act and Rule 10b-5 thereunder, Section 15(c)(1) of the Exchange Act, and Section 206(1) of the Advisers Act or any other rule or regulation thereunder; or
•	Section 5 of the Securities Act.

Yes. If yes, please explain:

No.

7.	Have you been suspended or expelled from membership in, or suspended or barred from association with a member of, a securities self-regulatory organization (e.g., a registered national securities exchange or a registered national or affiliated securities association) for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade?

Yes. If yes, please explain:

No.

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8.	Have you filed (as a registrant or issuer) or were you, or were you named as, an underwriter in, any registration statement or offering statement filed with the SEC that, within five (5) years of the date _____________, was the subject of a refusal order, stop order, or order suspending the Regulation A exemption, or are you, on the date hereof, the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued?

Yes. If yes, please explain:

No.

9.	Are you subject to a United States Postal Service false representation order entered within five (5) years of the date of this filing ______________, or are you, on the date hereof, subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the United States Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations?

Yes. If yes, please explain:

No.

[Signature Page Follows]

6

If any information furnished by me in this Questionnaire becomes inaccurate, incomplete or otherwise changes after the date hereof. I will promptly advise the Issuer to that effect and furnish any supplementary information that may be appropriate as a result of any developments, including the passage of time and any new relationships that may develop in the future.

The foregoing answers are correctly and fully stated to the best of my knowledge, information and belief after a reasonable investigation.

12/8/15	/s/ David Dobkin
Date	Signature

David Dobkin
Print Name

7